Exhibit 10.5

MAKO SURGICAL CORP.
EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

New Election _____
Change of Election _____

                    1.          I, _______________________, hereby elect to participate in the MAKO Surgical Corp. (“MAKO”) Employee Stock Purchase Plan (the “Plan”) for the Offering Period commencing _______________ __, 20__, and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 16 of the Plan, my election will continue to be effective for each successive Offering Period.

                    2.          I elect to have contributions in the amount of ____% of my Compensation applied to this purchase. I understand that this amount must not be less than 1% and not more than 10% of my Compensation during the Offering Period (but in no event more than $25,000 in a year). (Please note that no fractional percentages are permitted). For purposes of this election, “Compensation” means my base salary or wage.

                    3.          I understand that MAKO’s compensation committee has determined that the purchase price of each share of Common Stock purchased under the Plan will be the lesser of 85% of the fair market value of the common stock on the last trading day of the offering period or the first trading day of the offering period (the “Purchase Price”).

                    4.          I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the Purchase Price. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to MAKO’s Human Resources Department (“HR”) for such purpose. I further understand that the maximum number of shares that I may purchase in any one quarter is 2,000 shares.

                    5.          Changing Contributions:

                    (a)         I understand that I may discontinue my Contributions to the Plan by notifying HR at least 5 business days prior to the Purchase Date. In this case, I understand that my Contributions will be discontinued as soon as practicable following HR’s receipt of my notice and either of the following shall occur, subject to my election: (i) the amount then credited to my account as of the Purchase Date will be used to purchase shares during the Offering Period after which my participation in the Plan will be discontinued or (ii) the amount then credited to my account will be withdrawn and returned to me following the end of the Offering Period and my participation in the Plan will be discontinued.

                    (b)         I also understand that I can decrease the rate of my Contributions to not less than 1% of my Compensation (or $10 if greater) per pay period on only one occasion during any Offering Period by completing and filing a new Subscription Agreement at least 10 business days prior to the beginning of the next pay period, with such decrease taking effect as of the beginning of the pay period following the date of filing of the new Subscription Agreement.

Form Approved March 2010

                    (c)         Further, I may increase or decrease the rate of my Contributions for future Offering Periods by filing a new Subscription Agreement Plan at any time at least 10 business days prior to the start of the next Offering Period, and any such change will be effective as of the beginning of the next Offering Period.

                    6.          I have received a copy of the most recent description of the Plan (the “Prospectus”), and a copy of the “MAKO Surgical Corp. Employee Stock Purchase Plan” has been made available to me on MAKO’s Intranet website. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

                    7.          I understand that MAKO may choose to deliver certain statutory materials relating to the Plan in electronic form. By enrolling in the Plan I agree that MAKO may deliver the Plan prospectus and the Company’s annual report to me in an electronic format. If at any time I would prefer to receive paper copies of these documents, as I am entitled, MAKO would be pleased to provide copies. Please contact HR at humanresources@makosurgical.com to request paper copies of these documents.

                    8.          I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Grant Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

                    I hereby agree to notify HR in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any which arise upon the disposition of the Common Stock. MAKO may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to MAKO any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

                    I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

                    I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:

SOCIAL SECURITY #:

DATE:

(Print name)

Form Approved March 2010

BENEFICIARY DESIGNATION FORM FOR
MAKO SURGICAL CORP. EMPLOYEE STOCK PURCHASE PLAN

PARTICIPANT INFORMATION:
Participant Name: (Mr/Ms) _______________________________________________________________________
Last First M.I.
Social Security Number: __________-______-_________

Address:	__________________________________________________________________________________________

__________________________________________________________________________________________

BENEFICIARY DESIGNATION:

Please name at least one beneficiary who will receive any funds accumulated in your account under the Plan at the time of your death if you should die while participating in the Plan. If more than one beneficiary is named and no share percentages are indicated, any funds in your account shall be paid to the surviving beneficiary(ies) in equal shares. If a percentage is indicated and a beneficiary(ies) does not survive you, the percentage of the beneficiary’s share shall be divided equally among the surviving beneficiary(ies).

            I hereby designate my beneficiary(ies) as follows (please print):

1. Name: ________________________________ Share%: _______

            Relationship: _____________________________________

            Address: ________________________________________

                            ________________________________________

            Social Security Number: __________-______-________

2. Name: ________________________________ Share%: _______

            Relationship: _____________________________________

            Address:  ________________________________________

                            ________________________________________

            Social Security Number: __________-______-_________

            If none of the foregoing survives me, then I hereby designate my beneficiary(ies) as follows:

1. Name: ________________________________ Share%: _______

            Relationship: _____________________________________

            Address:  ________________________________________

                            ________________________________________

            Social Security Number: __________-______-________

2. Name: ________________________________ Share%: _______

            Relationship: _____________________________________

            Address:  ________________________________________

                            ________________________________________

            Social Security Number: __________-______-________

SIGNATURE: _____________________________________         DATE: __________________________________________

Form Approved March 2010